UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 18, 2006


                              Jefferies Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     1-14947                  95-4719745
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


         520 Madison Ave., 12th Floor, New York, New York               10022
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: 212-284-2550

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 18, 2006, we issued a press release announcing financial results for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events

On April 18, 2006, we issued a press release announcing a 2-for-1 stock split of our common stock, payable May 15, 2006 to stockholders of record on April 28, 2006. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

                The following exhibits are furnished with this report:

                Number       Exhibit
                ------       -------

                99.1 April 18, 2006 press release issued by Jefferies Group, Inc. regarding financial results.

                99.2 April 18, 2006 press release issued by Jefferies Group, Inc. regarding the 2-for-1 stock split.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Jefferies Group, Inc.


Date: April 18, 2006                           /s/ Roland T. Kelly
                                              ----------------------------------
                                                Roland T. Kelly
                                                Assistant Secretary


                                INDEX TO EXHIBITS

Exhibit No.            Description

99.1             April 18, 2006 press release issued by Jefferies Group, Inc.
                 regarding financial results.

99.2             April 18, 2006 press release issued by Jefferies Group, Inc.
                 regarding the 2-for-1 stock split.